Seligman
High-Yield Bond Series

Annual Report
December 31, 2002

Seeking to Maximize Current Income by Investing in a Diversified Portfolio of High-Yielding Corporate Bonds

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 - today, the nation's largest diversified publicly- traded closed-end investment company - Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your Portfolio Manager	2

Performance Overview	4

Portfolio Overview	7

Portfolio of Investments	9

Statement of Assets and Liabilities	15

Statement of Operations	16

Statements of Changes in Net Assets	17

Notes to Financial Statements	18

Financial Highlights	23

Report of Independent Auditors	28

Trustees and Officers	29

To The Shareholders

For the year ended December 31, 2002, Seligman High-Yield Bond Series posted a total return of -5.35% based on the net asset value of Class A shares. During the same time period the Lipper High Current Yield Average returned -1.67%, and the CSFB High Current Yield Average returned 3.11%. The Fund's performance was hurt by its lack of exposure to the risky, lower-quality credits that rallied strongly in the fourth quarter.

The past year was highly challenging. At the beginning of the year, there was a good deal of optimism that the US economy would rebound from the recent recession. However, investor confidence was severely undermined by heightened geopolitical tensions, worries about the strength of the economic recovery, well-publicized accounting scandals, and corporate malfeasance.

The high-yield bond market was not immune to these issues. When the economic recovery appeared to weaken and corporate governance was called into question, investors became highly risk-averse. High-yield bonds, which typically perform well as the economy emerges from a downturn, suffered for most of the year from this decreased appetite for risk. In addition, defaults continued to plague the high-yield bond market, adding to investor unease. Investor confidence seemed to bottom in October 2002, and volatile, lower-quality credits rallied strongly in the fourth quarter.

We believe the US economy is improving and should expand moderately in 2003. The economy has posted several straight quarters of GDP growth, consumer spending is stable, and inflation remains benign. There are also encouraging signs coming out of the corporate sector. Earnings are beginning to strengthen, companies have been paying off debt, and capital spending by businesses (excluding telecommunications and utilities) is beginning to trend upward. Additionally, there is broad consensus in Washington on the need for some sort of fiscal stimulus to spur job creation and help the economy recover from its current weakness. While the ultimate size of the stimulus package will be debated, the ultimate impact on the capital markets should be positive.

We believe the Federal Reserve Board, which cut the federal funds rate 50 basis points in 2002, will leave rates untouched for now, since inflation is contained. The default rate for high-yield bonds declined toward the end of 2002, and we think defaults will continue to decrease as the economy strengthens.

We are mindful that there are risks to this outlook, including the possibility of a prolonged war and/or new terror attacks, but we are encouraged by the government's emphasis on homeland security and the confrontation of terrorism. Over the long term, this should be positive for the capital markets.

Thank you for your continued support of Seligman High-Yield Bond Series. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Trustees,

William C. Morris
Chairman

Brian T. Zino
President

February 14, 2003

1

Interview With Your Portfolio Manager

Kendall C. Peterson, CFA

Q:	How did Seligman High-Yield Bond Series perform during the year ended December 31, 2002?

A:

For the year ended December 31, 2002, Seligman High-Yield Bond Series delivered a total return of -5.35%, based on the net asset value of Class A shares. During the same time period, the Lipper High Current Yield Average posted a total return of -1.67%, and the CSFB High Current Yield Average returned 3.11%.

Q:	What economic and market factors influenced the Fund's results during 2002?

A:

At the beginning of 2002, there was a great deal of optimism that the US economy would recover from its mild recession. Many also expected a recovery in the high-yield bond and stock markets. Indeed, in the first quarter of 2002, gross domestic product (GDP) expanded strongly and we saw a rebuilding of inventories. However, as the year progressed, investor enthusiasm was dampened by well-publicized corporate accounting scandals. This caused an erosion of investor confidence in corporate governance generally. In addition, the economic recovery began to show signs of slowing. Investor sentiment was further diminished by heightened geopolitical tensions. In the high-yield bond market, defaults continued to be a major issue, including a good number of initially investment-grade companies that defaulted on their debt. The high-yield market's perception of risk shifted, and risk avoidance became the watchword until the fourth quarter.

In October, investor confidence seemed to bottom out, and the high-yield market turned very sharply in favor of the same lower-quality credits that had performed so poorly during most of the year. Investors began to have more of an appetite for risk, and they felt there were bargains to be found. The year's poor performers, such as telecommunications bonds, rallied, and were suddenly the market's best performers. We thought this rally was in some respects unjustified, given that in most cases there was no change to the underlying fundamentals of these credits. The market's change in risk perception coincided with an accumulation of good news, such as improved economic numbers, a surprise interest rate cut by the Federal Reserve Board, and what the market interpreted as positive political developments.

Q:	What was your investment strategy?

A:

 We came into 2002 positioning the portfolio to take advantage of expectations for an improving economy, and we had begun to add risk to the portfolio. We also spent the first several months of the year continuing to restructure the portfolio to reduce some concentrations, diversify holdings, and add liquidity. When the market began to severely punish risk, the Fund adopted a more conservative strategy, looking for cash-generating bonds and avoiding those companies with eroding profitability or in danger of being downgraded. During this time, the Fund underweighted technology, certain parts of the utilities sector, and cyclicals.

As the October high-yield rally firmed, the Fund began to move from its conservative position toward one of taking on more risk. We were looking to leverage the Fund's portfolio to what we saw as an eventual economic recovery. We increased the Fund's exposure to cyclicals and lower-rated credits. We shifted the portfolio's credit quality mix in order to add yield and total return potential without adding undue risk. We were also

2

Interview With Your Portfolio Manager

Kendall C. Peterson, CFA

able to purchase what we felt to be oversold securities at relatively attractive prices, while at the same time sticking to our fundamental research process. We continued to target credits with adequate liquidity, manageable debt loads, and stable or improving fortunes. We expect that these actions will help the Fund to deliver higher levels of income in the future and to allow for the potential of capital gains.

Q:	What sectors had the biggest impact on performance?

A:

In 2002, the Fund's performance was helped by the avoidance of troubled names like Enron and WorldCom, and by its under-weighting in telecommunications. The Fund's holdings in housing, autos, and industrials performed well during the first half of the year, as did our holdings in the areas of gaming, media, television and radio broadcasting, and energy.

Performance was hurt in the last three months of the year by the Fund's relative lack of exposure to the lower-quality, riskier bonds that rallied during this time. The Fund's underweighting in the consumer sector hurt performance, as consumer-oriented bonds fared well during the year. Overall, cable, telecommunications, and certain utilities performed poorly.

Q:	What is your outlook for 2003?

A:

We believe 2003 will see an improved environment, both for the US economy and for the high-yield bond market. There is a great deal of monetary and fiscal stimulus in the system, and this should contribute to moderate economic growth. The second half of 2003 should see more economic acceleration than the first half. In the high-yield bond market, we think defaults will continue to decrease. We believe the Federal Reserve Board is likely leave interest rates untouched over the near term, as inflation is contained. In our view, all of these factors constitute a constructive environment for high-yield bonds, and we have accordingly positioned the Fund's portfolio for an economic recovery. Geopolitical uncertainty continues to be a major concern, of course. In the event of a prolonged war or slower-than-expected economic growth, the Fund would again adopt a more conservative approach.

__________

The views and opinions expressed are those of the Portfolio Manager, are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman High-Yield Bond Series is managed by the Seligman Fixed Income Team, headed by Kendall C. Peterson, CFA. Mr. Peterson draws on his team of seasoned investment professionals to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Series' objective. Team members include James Didden, Jeff Gallo, Paul Langlois, Christopher Mahony, Paul Pertusi, Janine Ptaszek, Gregory Siegel, and Sau Lin Wu (trader).

3

Performance Overview

This chart compares a $10,000 hypothetical investment in Seligman High-Yield Bond Series Class A, with and without the initial 4.75% maximum sales charge, to hypothetical $10,000 investments in the Credit Suisse First Boston ("CSFB") High Yield Market Index and the Lipper High Current Yield Average for the 10-year period ended December 31, 2002. Calculations assume reinvestment of distributions. The performances of Seligman High-Yield Bond Series Class B, Class C, Class D, and Class I, which commenced on later dates, are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. It is important to keep in mind that the CSFB High Yield Market Index and the Lipper High Current Yield Average exclude the effect of taxes and sales charges, and the CSFB High Yield Market Index also excludes the effect of fees.

The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment-grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

The performances of Class B, Class C, Class D, and Class I will differ from the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

4

Performance Overview

Net Asset Value Per Share				Dividend, Yield and Capital Gain (Loss)
				Information Per Share
				For the Year Ended December 31, 2002

	12/31/02	6/30/02	12/31/01	Dividends Paidø	Yieldøø	Capital Gain (Loss)
Class A	$3.16	$3.24	$3.69	$0.3357	7.89%	Realized	$(1.143)
Class B	3.17	3.25	3.70	0.3096	7.53	Unrealized	0.053‡
Class C	3.17	3.25	3.70	0.3096	7.45
Class D	3.17	3.25	3.70	0.3096	7.53
Class I	3.16	3.24	3.69	0.3472	8.86

‡	Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2002.
ø

Represents per share amount paid or declared during the year ended December 31, 2002. The dividend rates for each class of shares includes an amount representing a return of capital to that class. The Fund intends to adjust the dividend rates in the future, as necessary, so that the dividends paid to the shareholders will not be in excess of the income attributable to their shares.

øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2002, has been computed in accordance with SEC regulations and will vary.

Investment Results

Total Returns
For the Year Ended December 31, 2002

		Average Annual

					Class B	Class C	Class D	Class I
					Since	Since	Since	Since
	Six	One	Five	10	Inception	Inception	Inception	Inception
Class A**	Months*	Year	Years	Years	4/22/96	5/27/99	9/21/93	11/30/01

With Sales Charge	(2.92)%	(9.75)%	(7.10)%	2.78%	n/a	n/a	n/a	n/a
Without Sales Charge	1.88	(5.35)	(6.18)	3.28	n/a	n/a	n/a	n/a
Class B**

With CDSC†	(3.38)	(10.35)	(7.11)	n/a	n/a	n/a	n/a	n/a
Without CDSC	1.50	(6.07)	(6.89)	n/a	(2.41)%	n/a	n/a	n/a
Class C**

With Sales Charge
and CDSCø	(0.40)	(7.93)	n/a	n/a	n/a	(10.06)%	n/a	n/a
Without Sales Charge
and CDSC	1.50	(6.08)	n/a	n/a	n/a	(9.81)	n/a	n/a
Class D**

With 1% CDSC	0.52	(6.94)	n/a	n/a	n/a	n/a	n/a	n/a
Without CDSC	1.50	(6.08)	(6.89)	n/a	n/a	n/a	1.34%	n/a
Class I**	2.08	(5.02)	n/a	n/a	n/a	n/a	n/a	(5.54)%

CSFB High Yield
Market Index***	2.95	3.11	1.47	6.56	4.33††	1.04†††	5.61#	2.92

Lipper High Current
Yield Average***	2.23	(1.67)	(0.49)	5.41	2.96##	(1.71)	4.44###	(1.78)

__________
See footnotes on page 6.

5

Performance Overview

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown above. With respect to Class I shares, the Manager has voluntarily reimbursed certain expenses. Absent such reimbursement, returns would have been lower.

__________
*	Returns for periods of less than one year are not annualized.
**

Return figures reflect any change in price per share and assume the reinvestment of all distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

***

CSFB High Yield Market Index and the Lipper High Current Yield Average are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges, and the CSFB High Yield Market Index also excludes the effect of fees. Investors cannot invest directly in an average or an index.

Ø	The CDSC is 1% for periods of 18 months or less.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	From April 30, 1996.
†††	From May 31, 1999.
#	From September 30, 1993.
##	From April 25, 1996.
###	From September 23, 1993.

6

Portfolio Overview

Largest Industries
December 31, 2002

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Corporate Bonds:	Corporate Bonds:

Georgia-Pacific 8.125%, 5/15/2011*	Charter Communications 12.125%, 1/15/2012**
Dana 10.125%, 3/15/2010	TDL Infomedia Holdings 0% (15.50%•), 10/15/2010**
Qwest 8.875%, 3/15/2012*	Cumulus Media 10.375%, 7/1/2008**
Tyco International Group 6.375%, 10/15/2011*	Price Communications Wireless 11.75%, 7/15/2007**
HealthSouth 7.625%, 6/1/2012*	Williams Scotsman 9.875%, 6/1/2007
CSC Holdings 10.5%, 5/15/2016*	John Q. Hammons Hotels 8.875%, 5/15/2012
Mediacom Broadband 11%, 7/15/2013*	Sinclair Broadcast Group 8%, 3/15/2012**
Huntsman ICI Chemicals 10.125%, 7/1/2009*	Owens Brockway Glass Container 8.875%, 2/15/2009
Joy Global 8.75%, 3/15/2012*	GCI 9.75%, due 8/1/2007
Crown Castle International 10.75%, 8/1/2011*	Preferred Stocks:

Cumulus Media 13.75%**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

7

Portfolio Overview

Top Ten Companies
December 31, 2002

		Percent of
Security	Value	Net Assets

Allied Waste North America	$15,461,250	2.0
Nextel Communications	13,528,250	1.8
Host Marriot	12,801,000	1.7
CSC Holdings	12,517,219	1.6
EchoStar DBS	12,510,937	1.6
Chesapeake Energy	12,298,000	1.6
Dollar Financial Group	11,431,875	1.5
Georgia-Pacific	11,125,750	1.4
Lyondell Chemical	10,935,250	1.4
Mandalay Resort Group	10,912,500	1.4

The amounts shown for the top ten companies represent the aggregate value of the Fund's investments in securities issued by the companies or their affiliates.

Ratings§						Weighted
December 31, 2002						Average Maturity

	Moody's	S&P		Moody's	S&P	7.03 years
Baa/BBB	1.36%	4.79%	Caa/CCC	7.01%	1.44%
Ba/BB	24.13	25.21	Non-rated	0.36	1.03
B	67.14	67.53
__________
§ Percentages based on current market values of long-term holdings.

8

Portfolio of Investments
December 31, 2002

	Principal
	Amount	Value
Corporate Bonds 95.2%

Aerospace 1.4%

B/E Aerospace 8.875%, due 5/1/2011	$5,400,000	$3,996,000
K&F Industries 9.625%, due 12/15/2012*	2,700,000	2,760,750
Sequa 9%, due 8/1/2009	4,450,000	4,294,250

		11,051,000

Automotive and Components 4.9%

Collins & Aikman Products:
11.5%, due 4/15/2006	2,025,000	1,711,125
10.75%, due 12/31/2011	4,100,000	3,925,750
CSK Auto 12%, due 6/15/2006	6,150,000	6,611,250
Dana 10.125%, due 3/15/2010	10,325,000	10,505,687
Dura Operating:
9%, due 5/1/2009	4,450,000	4,071,750
8.625%, due 4/15/2012	2,950,000	2,979,500
Stoneridge 11.5%, due 5/1/2012*	3,550,000	3,408,000
United Auto Group 9.625%, due 3/15/2012*	4,275,000	4,168,125

		37,381,187

Broadcasting 1.4%

Nextmedia Operating 10.75%, due 7/1/2011	2,750,000	2,904,688
Spanish Broadcasting Systems 9.625%, due 11/1/2009	4,725,000	4,914,000
Young Broadcasting 8.75%, 6/15/2007	3,296,000	3,230,080

		11,048,768

Business Services 3.6%

Hovnanian K Enterprises 8.875%, due 4/1/2012	3,975,000	3,816,000
Iron Mountain 8.625%, due 4/1/2013	2,900,000	3,045,000
KB Home 9.5%, 2/15/2011	6,025,000	6,416,625
Muzak 9.875%, due 3/15/2009*	5,150,000	4,223,000
Owens Brockway Glass Container 8.875%, due 2/15/2009	3,900,000	4,036,500
Ryland Group 9.75%, due 9/1/2010	2,475,000	2,722,500
Schuler Homes 10.5%, due 7/15/2011	3,575,000	3,682,250

		27,941,875

Cable Systems and Satellite Video 5.1%

CSC Holdings:
8.125%, due 7/15/2009	3,675,000	3,550,969
10.5%, due 5/15/2016	9,000,000	8,966,250
EchoStar DBS 9.375%, due 2/1/2009	11,775,000	12,510,937
GCI 9.75%, due 8/1/2007*	3,965,000	3,191,825
PanAmSat 8.5%, due 2/1/2012*	4,525,000	4,344,000
__________
See footnotes on page 14.

9

Portfolio of Investments
December 31, 2002

	Principal
	Amount	Value
Cable Systems and Satellite Video (continued)

Paxson Communications:
10.75%, due 7/15/2008	$2,725,000	$2,701,156
0% (12.25%†), due 1/15/2009	6,750,000	4,320,000

		39,585,137

Chemicals 7.6%

Equistar Chemicals 10.125%, due 9/1/2008	6,000,000	5,490,000
FMC 10.25%, due 11/1/2009*	3,550,000	3,851,750
Huntsman ICI Chemicals 10.125%, due 7/1/2009	7,375,000	6,158,125
Huntsman International 9.875%, due 3/1/2009	2,800,000	2,814,000
IMC Global 10.875%, due 6/1/2008	3,400,000	3,706,000
International Specialty Holdings 10.625%, due 12/15/2009	6,725,000	5,884,375
Koppers Industry 9.875%, due 12/1/2007	5,850,000	5,382,000
Lyondell Chemical:
10.875%, due 5/1/2009	8,600,000	7,396,000
11.125%, due 7/15/2012	3,575,000	3,539,250
Methanex 8.75%, due 8/15/2012	5,275,000	5,617,875
Millennium America:
9.25%, due 6/15/2008	2,500,000	2,618,750
7.625%, due 11/15/2026	3,925,000	3,282,281
Resolution Performance Products 13.5%, due 11/15/2012*	2,700,000	2,835,000

		58,575,406

Communications Infrastructure 1.3%

American Tower 9.375%, due 2/1/2009	5,425,000	4,258,625
Crown Castle International 10.75%, due 8/1/2011	6,250,000	5,500,000

		9,758,625

Consumer Products 3.4%

Armkel 9.5%, due 8/15/2009	3,125,000	3,406,250
Del Monte 8.625%, due 12/15/2012*	3,575,000	3,664,375
JohnsonDiversey 9.625%, due 5/15/2012*	3,900,000	4,124,250
Jostens 12.75%, due 5/1/2010	3,125,000	3,562,500
Levi Strauss 12.25%, due 12/15/2012*	5,350,000	5,269,750
Russell 9.25%, due 5/1/2010	5,575,000	5,993,125

		26,020,250

Electrical Components 0.5%

Fisher Scientific International 9%, due 2/1/2008	3,600,000	3,771,000

Energy 5.9%

Clark Refining & Marketing 8.875%, due 11/15/2007	5,125,000	4,740,625
Dresser 9.375%, due 4/15/2011	3,800,000	3,838,000
__________
See footnotes on page 14.

10

Portfolio of Investments
December 31, 2002

	Principal
	Amount	Value
Energy (continued)

El Paso Energy Partners 10.625%, due 12/1/2012*	$5,425,000	$5,574,187
Encore Acquisition 8.375%, due 6/15/2012*	4,400,000	4,598,000
Ferrellgas Partners 8.75%, due 6/15/2012	4,500,000	4,680,000
Nuevo Energy 9.5%,due 6/1/2008	5,900,000	6,106,500
Plains Exploration & Production 8.75%, due 7/1/2012*	4,450,000	4,650,250
Trico Marine Services 8.875%, due 5/15/2012*	4,150,000	3,859,500
Western Resources:
7.875%, due 5/1/2007	1,775,000	1,799,144
9.75%, due 5/1/2007	4,025,000	3,666,477
Westport Resources 8.25%, due 11/1/2011	1,950,000	2,057,250

		45,569,933

Environmental Services 2.0%

Allied Waste North America 10%, due 8/1/2009	15,500,000	15,461,250

Equipment 1.5%

Joy Global 8.75%, due 3/15/2012	6,075,000	6,363,562
Williams Scotsman 9.875%, due 6/1/2007	5,275,000	4,905,750

		11,269,312

Financial Services 4.7%

Dollar Financial Group 10.875%, due 11/15/2006	13,650,000	11,431,875
LaBranche 12%, due 3/2/2007	1,100,000	1,232,000
R.H. Donnelley Financial:
8.875%, due 12/15/2010*	1,775,000	1,908,125
10.875%, due 12/15/2012*	3,550,000	3,887,250
Sovereign Bancorp 10.5%, due 11/15/2006	2,625,000	2,933,438
United Rentals:
10.75%, due 4/15/2008	2,750,000	2,750,000
9.25%, due 1/15/2009	5,500,000	4,523,750
Western Financial Bank 9.625%, due 5/15/2012	7,325,000	7,141,875

		35,808,313

Funeral Services 1.5%

Service Corp. International 7.2%, due 6/1/2006	8,875,000	8,475,625
Stewart Enterprises 10.75%, due 7/1/2008	2,790,000	3,096,900

		11,572,525

Gaming and Hotels 12.5%

Alliance Gaming 10%, due 8/1/2007	7,500,000	7,875,000
Ameristar Casinos 10.75%, due 2/15/2009	6,025,000	6,627,500
Felcore Lodging 9.5%, due 9/15/2008	4,300,000	4,407,500
John Q. Hammons Hotels 8.875%, due 5/15/2012	5,000,000	5,050,000
Hollywood Casino 11.25%, due 5/1/2007	7,700,000	8,354,500
__________
See footnotes on page 14.

11

Portfolio of Investments
December 31, 2002

	Principal
	Amount	Value
Gaming and Hotels (continued)

Hollywood Casino Shreveport 13%, due 8/1/2006	$3,750,000	$3,881,250
Hollywood Entertainment 9.625%, due 3/15/2011	2,875,000	2,946,875
Host Marriot 9.5%, due 1/15/2007	12,550,000	12,801,000
Isle of Capri Casinos 8.75%, due 4/15/2009	7,875,000	8,130,938
Mandalay Resort Group:
10.25%, due 8/1/2007	5,000,000	5,512,500
9.375%, due 2/15/2010	5,000,000	5,400,000
MeriStar Hospitality 9.125%, due 1/15/2011	6,475,000	5,665,625
Park Place Entertainment 9.375%, due 2/15/2007	4,850,000	5,189,500
Station Casinos 9.875%, due 7/1/2010	7,500,000	8,175,000
Venetian Casino Resort 11%, due 6/15/2010*	6,375,000	6,693,750

		96,710,938

Hospitals 1.8%

HealthSouth 7.625%, due 6/1/2012	10,225,000	8,486,750
Tenet Healthcare 6.375%, due 12/1/2011	6,375,000	5,748,777

		14,235,527

Industrial Conglomerates 8.5%

Associated Materials 9.75%, due 4/15/2012	5,600,000	5,936,000
Beazer Homes USA 8.375%, due 4/15/2012	3,650,000	3,777,750
Briggs & Stratton 8.875%, due 3/15/2011	3,575,000	3,869,938
Buckeye Technologies 8%, due 10/15/2010	5,325,000	4,326,562
D.R. Horton 8%, due 2/1/2009	6,100,000	6,130,500
Fibermark 10.75%, due 4/15/2011	4,900,000	4,973,500
Georgia-Pacific 8.125%, due 5/15/2011	11,650,000	11,125,750
Jefferson Smurfit 8.25%, due 10/1/2012*	3,625,000	3,715,625
NMHG Holding 10%, due 5/15/2009	3,800,000	3,819,000
Terex 8.875%, due 4/1/2008	6,250,000	5,664,063
Tyco International Group 6.375%, due 10/15/2011	9,900,000	9,274,676
URS 11.5%, due 9/15/2009*	3,550,000	3,177,250

		65,790,614

Leisure 1.4%

AMC Entertainment 9.5%, due 2/1/2011	4,450,000	4,405,500
Six Flags 8.875%, due 2/1/2010	6,700,000	6,331,500

		10,737,000

Media 1.1%

Mediacom Broadband 11%, due 7/15/2013	8,025,000	8,185,500

___________
See footnotes on page 14.

12

Portfolio of Investments
December 31, 2002

	Principal
	Amount	Value
Oil and Gas 3.9%

Chesapeake Energy 8.375%, due 11/1/2008	$11,825,000	$12,298,000
El Paso 7.875%, due 6/15/2012*	5,475,000	3,839,251
Frontier Oil 9.125%, due 2/15/2006	3,550,000	3,416,875
Grant Prideco 9%, due 12/15/2009*	1,775,000	1,854,875
Grey Wolf 8.875%, due 7/1/2007	3,550,000	3,638,750
Magnum Hunter Resources 9.6%, due 3/15/2012	4,775,000	5,097,312

		30,145,063

Paper and Packaging 6.3%

BWAY 10%, due 10/15/2010*	2,675,000	2,788,688
Graham Packaging:
8.75%, due 1/15/2008	1,775,000	1,750,594
0% (10.75%†), due 1/15/2009	2,700,000	2,689,875
Graphic Packaging 8.625%, due 2/15/2012	3,475,000	3,674,812
Longview Fibre 10%, due 1/15/2009	3,600,000	3,798,000
Owens-Illinois:
7.5%, due 5/15/2010	5,325,000	4,925,625
7.8%, due 5/15/2018	7,000,000	5,985,000
Pliant 13%, due 6/1/2010	5,400,000	4,981,500
Potlatch 10%, due 7/15/2011	4,650,000	5,115,000
Riverwood International 10.875%, due 4/1/2008	1,775,000	1,792,750
Tekni Plex 12.75%, due 6/15/2010	4,575,000	4,300,500
Tembec Industries 7.75%, due 3/15/2012	6,725,000	6,556,875

		48,359,219

Printing and Publishing 3.8%

American Media Operations 10.25%, due 5/1/2009	4,275,000	4,446,000
Dex Media East 9.875%, due 11/15/2009*	4,475,000	4,810,625
Garden State Newspapers 8.75%, due 10/1/2009	6,300,000	6,426,000
Mail-Well 9.625%, due 3/15/2012	1,775,000	1,588,625
Perry-Judd 10.625%, due 12/15/2007	3,925,000	3,949,531
Primedia 8.875%, due 5/15/2011	5,400,000	4,914,000
Transwestern Holdings 11.875%, due 11/15/2008	2,996,000	3,175,760

		29,310,541

Restaurants and Food 0.7%

Roundy's 8.875%, due 6/15/2012*	3,825,000	3,767,625
Tricon Global Restaurants 8.875%, due 4/15/2011	1,775,000	1,934,750

		5,702,375

Retailing 1.9%

The Gap 10.55%, due 12/15/2008	1,775,000	1,943,625
NBC Acquisition 0% (10.75%†), due 2/15/2009	10,200,000	9,231,000
Rite Aid 7.125%, due 1/15/2007	4,450,000	3,693,500

		14,868,125

__________
See footnotes on page 14.

13

Portfolio of Investments
December 31, 2002

	Principal
	Amount or
	Shares		Value
Semiconductors 1.5%

Amkor Technology 9.25%, due 2/15/2008	$5,550,000		$4,717,500
Fairchild Semiconductor 10.375%, due 10/1/2007	6,650,000		7,015,750

			11,733,250

Steel and Metals 1.9%

Earle M. Jorgesen 9.75%, due 6/1/2012	3,950,000		4,038,875
Oregon Steel Mills 10%, due 7/15/2009*	4,475,000		4,564,500
Steel Dynamics 9.5%, due 3/15/2009	2,500,000		2,631,250
Trimas 9.875%, due 6/15/2012*	3,800,000		3,781,000

			15,015,625

Telecommunications 1.7%

Qwest 8.875%, due 3/15/2012*	10,850,000		10,578,750
Sprint Capital 8.375%, due 3/15/2012	2,700,000		2,691,611

			13,270,361

Utilities 0.8%

Midland Cogenerative Venture 11.75%, due 7/23/2005	4,450,000		4,541,190
National Waterworks 10.5%, due 12/1/2012*	1,775,000		1,861,531

			6,402,721

Wireless Telecommunications 2.6%

At&T Wireless 8.125%, due 5/1/2012	1,800,000		1,812,512
Nextel Communications:
12%, due 11/1/2008	4,450,000		4,405,500
9.375% due 11/15/2009	10,025,000		9,122,750
Triton PCS 0% (11%†), due 5/1/2008	5,450,000		4,564,375

			19,905,137

Total Corporate Bonds (Cost $722,550,363)			735,186,577

Preferred Stocks 1.0%
Broadcasting 1.0%
Sinclair Capital 11.625% (Cost $7,526,187)	73,250	shs.	7,782,813

Repurchase Agreement (Cost $20,900,000) 2.7%	$20,900,000		20,900,000

Total Investments (Cost $750,976,550) 98.9%			763,869,390

Other Assets Less Liabilities 1.1%			8,397,773

Net Assets 100.0%			$772,267,163

__________
* Rule 144a Security.
† Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
See Notes to Financial Statements.

14

Statement of Assets and Liabilities
December 31, 2002

Assets:

Investments, at value:
Corporate bonds (cost $722,550,363) $735,186,577	$735,186,577
Preferred stocks (cost $7,526,187)	7,782,813
Repurchase agreement (cost $20,900,000)	20,900,000	$763,869,390
Cash		90,202
Receivable for dividends and interest		16,896,670
Receivable for shares of Beneficial Interest sold		772,350
Expenses prepaid to shareholder service agent		323,425
Other		28,056

Total Assets		781,980,093

Liabilities:

Payable for shares of Beneficial Interest repurchased		4,777,670
Dividends payable		2,169,394
Payable for securities purchased		1,498,125
Management fee payable		432,865
Accrued expenses and other		834,876

Total Liabilities		9,712,930

Net Assets		$772,267,163

Composition of Net Assets:

Shares of Beneficial Interest, at par (unlimited shares authorized;
$0.001 par value; 243,876,347 shares outstanding):
Class A		$80,462
Class B		103,065
Class C		16,619
Class D		42,754
Class I		976
Additional paid-in capital		2,270,161,267
Dividends in excess of net investment income		(18,100,082)
Accumulated net realized loss		(1,492,930,738)
Net unrealized appreciation of investments		12,892,840

Net Assets		$772,267,163

Net Asset Value Per Share:

Class A ($254,191,112 ÷ 80,461,896)		$3.16
Class B ($326,687,967 ÷ 103,064,730)		$3.17
Class C ($52,708,558 ÷ 16,619,206)		$3.17
Class D ($135,594,873 ÷ 42,753,906)		$3.17
Class I ($3,084,653 ÷ 976,609)		$3.16

__________
See Notes to Financial Statements.

15

Statement of Operations
For the Year Ended December 31, 2002

Investment Income:

Interest	$87,315,340
Dividends	3,669,595

Total Investment Income	90,984,935

Expenses:

Distribution and service fees	7,047,888
Management fees	6,038,868
Shareholder account services	3,038,707
Custody and related services	267,431
Shareholder reports and communications	160,337
Registration	143,586
Auditing and legal fees	71,249
Trustees' fees and expenses, net	26,822
Miscellaneous	45,496

Total Expenses Before Reimbursement	16,840,384
Reimbursement of expenses	(1,071)
Total Expenses After Reimbursement	16,839,313
Net Investment Income	74,145,622

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	(278,644,475)
Net change in unrealized depreciation of investments	140,023,552

Net Loss on Investments	(138,620,923)

Decrease in Net Assets from Operations	$(64,475,301)

__________
See Notes to Financial Statements.

16

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001
Operations:

Net investment income	$74,145,622	$156,934,877
Net realized loss on investments	(278,644,475)	(800,962,402)
Net change in unrealized depreciation of investments	140,023,552	373,420,249

Decrease in Net Assets from Operations	(64,475,301)	(270,607,276)

Distributions to Shareholders:

Dividends from net investment income:
Class A	(25,094,875)	(53,751,144)
Class B	(30,234,991)	(62,534,794)
Class C	(4,985,089)	(9,540,605)
Class D	(13,082,393)	(30,390,120)
Class I	(176,687)	(185)

	(73,574,035)	(156,216,848)

Return of Capital:
Class A	(5,170,083)	(11,175,630)
Class B	(6,862,779)	(13,001,879)
Class C	(1,133,273)	(1,983,629)
Class D	(2,952,344)	(6,318,541)
Class I	(38,772)	-

	(16,157,251)	(32,479,679)

Decrease in Net Assets from Distributions	(89,731,286)	(188,696,527)

Transactions in Shares of Beneficial Interest:

Net proceeds from sales of shares	87,119,250	308,395,760
Investment of dividends	42,204,942	88,816,107
Exchanges from associated funds	153,885,872	271,630,613

Total	283,210,064	668,842,480

Cost of shares repurchased	(328,822,348)	(454,123,820)
Exchanged into associated funds	(167,256,417)	(380,630,820)

Total	(496,078,765)	(834,754,640)

Decrease in Net Assets from Transactions in Shares of
Beneficial Interest	(212,868,701)	(165,912,160)

Decrease in Net Assets	(367,075,288)	(625,215,963)

Net Assets:

Beginning of year	1,139,342,451	1,764,558,414
End of Year (includes dividends in excess of net investment
income of $18,100,082 and $18,671,669, respectively)	$772,267,163	$1,139,342,451

__________
See Notes to Financial Statements.

17

Notes to Financial Statements

1.

Multiple Classes of Shares - Seligman High-Yield Bond Series (the "Fund") a series of High Income Fund Series offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation - Investments in bonds, stocks and convertible issues are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.

Federal Taxes - There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.

Security Transactions and Related Investment Income - Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes discount and premium on portfolio securities for financial reporting purposes.

d.

Repurchase Agreements - The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2002, matured pursuant to its terms.

18

Notes to Financial Statements

e.

Multiple Class Allocations - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.

Distributions to Shareholders - Dividends are declared daily and paid monthly, other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.

Purchases and Sales of Securities - Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, amounted to $1,046,280,707 and $1,286,164,217, respectively.

At December 31 2002, the cost of investments for federal income tax purposes was $754,563,050. The tax basis cost was greater than the cost for financial reporting purposes due to tax deferral of losses on wash sales in the amount of $2,196,161 and the amortization of premium for financial reporting purposes of $1,390,339. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $27,731,753 and $18,425,413, respectively.

4.

Management Fee, Distribution Services, and Other Transactions - The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets and 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.65% per annum of the Fund's average daily net assets.

Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $37,600 from sales of Class A shares. Commissions of $292,162 and $101,542 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2002, fees incurred under the Plan aggregated $741,617 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services

19

Notes to Financial Statements

and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class Bshares to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $3,952,767, $652,416, and $1,701,088, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $151,889.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2002, amounted to $42,812.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2002, Seligman Services, Inc. received commissions of $7,027 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $25,336, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $3,038,707 for shareholder account services in accordance with a methodology approved by the Fund's trustees. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees' fees and expenses, and the

20

Notes to Financial Statements

accumulated balance thereof at December 31, 2002, of $24,502 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.

Capital Loss Carryforward and Other Adjustments - At December 31, 2002, the Fund had a net capital loss carryforward for federal income tax purposes of $1,502,541,345, which is available for offset against future taxable net capital gains, expiring in various amounts through 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

In addition, the Fund elected to defer until January 1, 2003, the recognition for tax purposes of net losses of $2,698,097 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

6.

Committed Line of Credit - The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The trustees have currently limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2002, the Fund did not borrow from the credit facility.

7.

Transactions in Shares of Beneficial Interest - The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

	Year Ended December 31,

	2002		2001

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	17,930,305	$60,177,774	39,853,500	$183,049,474
Investment of dividends	4,432,853	15,003,047	7,545,675	33,497,495
Exchanged from associated funds	36,604,195	124,306,343	46,378,343	210,720,945

Total	58,967,353	199,487,164	93,777,518	427,267,914

Cost of shares repurchased	(38,955,369)	(129,947,111)	(48,736,215)	(211,588,562)
Exchanged into associated funds	(36,708,336)	(125,613,955)	(64,576,153)	(291,409,617)
Transferred to Class I	(429,452)	(1,537,439)	-	-

Total	(76,093,157)	(257,098,505)	(113,312,368)	(502,998,179)

Decrease	(17,125,804)	$(57,611,341)	(19,534,850)	$(75,730,265)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	3,002,442	$10,382,609	12,273,992	$58,426,605
Investment of dividends	4,544,944	15,426,073	6,948,857	30,778,506
Exchanged from associated funds	6,171,696	20,848,044	7,687,140	35,871,718

Total	13,719,082	46,656,726	26,909,989	125,076,829

Cost of shares repurchased	(32,329,264)	(107,962,462)	(28,185,227)	(121,002,092)
Exchanged into associated funds	(8,761,771)	(29,124,328)	(12,963,783)	(55,542,489)

Total	(41,091,035)	(137,086,790)	(41,149,010)	(176,544,581)

Decrease	(27,371,953)	$(90,430,064)	(14,239,021)	$(51,467,752)

21

Notes to Financial Statements

	Year Ended December 31,

	2002		2001

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	3,292,105	$11,358,137	10,402,100	$49,534,530
Investment of dividends	849,964	2,884,232	1,183,415	5,183,899
Exchanged from associated funds	1,007,375	3,338,090	1,778,093	8,241,036

Total	5,149,444	17,580,459	13,363,608	62,959,465

Cost of shares repurchased	(8,322,551)	(27,902,662)	(6,998,092)	(29,532,806)
Exchanged into associated funds	(1,454,829)	(4,803,541)	(2,542,309)	(11,141,311)

Total	(9,777,380)	(32,706,203)	(9,540,401)	(40,674,117)

Increase (decrease)	(4,627,936)	$(15,125,744)	3,823,207	$22,285,348

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,020,753	$3,506,232	3,619,064	$17,331,919
Investment of dividends	2,555,045	8,685,745	4,344,887	19,356,161
Exchanged from associated funds	1,579,528	5,393,395	3,630,741	16,796,914

Total	5,155,326	17,585,372	11,594,692	53,484,994

Cost of shares repurchased	(18,723,603)	(62,904,400)	(21,596,754)	(92,000,360)
Exchanged into associated funds	(2,283,321)	(7,714,593)	(5,176,713)	(22,537,403)

Total	(21,006,924)	(70,618,993)	(26,773,467)	(114,537,763)

Decrease	(15,851,598)	$(53,033,621)	(15,178,775)	$(61,052,769)

	Year Ended		November 30, 2001* to
	December 31, 2002		December 31, 2001

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	501,912	$1,694,498	14,385	$53,232
Investment of dividends	63,111	205,845	13	46
Transferred from Class A	429,452	1,537,439	-	-

Total	994,475	3,437,782	14,398	53,278

Cost of shares repurchased	(32,264)	(105,713)	-	-

Increase	962,211	$3,332,069	14,398	$53,278

__________
* Commencement of offering of shares.

22

Financial Highlights

The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,

	2002	2001ø	2000	1999	1998

Per Share Data:
Net Asset Value, Beginning of Year	$3.69	$4.99	$6.26	$6.95	$7.55

Income from Investment Operations:

Net investment income	0.28	0.47	0.64	0.69	0.70
Net realized and unrealized loss
on investments	(0.47)	(1.21)	(1.21)	(0.68)	(0.59)

Total from Investment Operations	(0.19)	(0.74)	(0.57)	0.01	0.11

Less Distributions:

Dividends from net investment income	(0.28)	(0.47)	(0.64)	(0.70)	(0.69)
Dividends in excess of net investment income	-	-	(0.02)	-	-
Return of capital	(0.06)	(0.09)	(0.04)	-	-
Distributions from net realized capital gains	-	-	-	-	(0.02)

Total Distributions	(0.34)	(0.56)	(0.70)	(0.70)	(0.71)

Net Asset Value, End of Year	$3.16	$3.69	$4.99	$6.26	$6.95

Total Return:	(5.35)%	(15.91)%	(10.02)%	0.09%	1.32%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$254,191	$360,394	$584,944	$923,395	$1,050,340
Ratio of expenses to average net assets	1.31%	1.16%	1.09%	1.08%	1.10%
Ratio of net investment income to
average net assets	8.53%	10.61%	11.08%	10.30%	9.46%
Portfolio turnover rate	117.82%	53.04%	27.45%	40.60%	35.34%
__________
See footnotes on page 27.

23

Financial Highlights

CLASS B

	Year Ended December 31,

	2002	2001ø	2000	1999	1998

Per Share Data:
Net Asset Value, Beginning of Year	$3.70	$5.00	$6.26	$6.95	$7.55

Income from Investment Operations:
Net investment income	0.26	0.43	0.59	0.64	0.64
Net realized and unrealized loss
on investments	(0.48)	(1.21)	(1.20)	(0.68)	(0.59)

Total from Investment Operations	(0.22)	(0.78)	(0.61)	(0.04)	0.05

Less Distributions:
Dividends from net investment income	(0.25)	(0.43)	(0.59)	(0.65)	(0.63)
Dividends in excess of net investment income	-	-	(0.02)	-	-
Return of capital	(0.06)	(0.09)	(0.04)	-	-
Distributions from net realized capital gains	-	-	-	-	(0.02)

Total Distributions	(0.31)	(0.52)	(0.65)	(0.65)	(0.65)

Net Asset Value, End of Year	$3.17	$3.70	$5.00	$6.26	$6.95

Total Return:	(6.07)%	(16.58)%	(10.66)%	(0.69)%	0.57%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$326,688	$483,041	$723,751	$1,073,910	$1,037,994
Ratio of expenses to average net assets	2.06%	1.91%	1.84%	1.83%	1.85%
Ratio of net investment income to
average net assets	7.78%	9.86%	10.33%	9.55%	8.71%
Portfolio turnover rate	117.82%	53.04%	27.45%	40.60%	35.34%
__________
See footnotes on page 27.

24

Financial Highlights

CLASS C

	Year Ended December 31,
				5/27/99* to
	2002	2001ø	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$3.70	$5.00	$6.27	$6.75

Income from Investment Operations:
Net investment income	0.26	0.43	0.59	0.32
Net realized and unrealized loss
on investments	(0.48)	(1.21)	(1.21)	(0.41)

Total from Investment Operations	(0.22)	(0.78)	(0.62)	(0.09)

Less Distributions:
Dividends from net investment income	(0.25)	(0.43)	(0.59)	(0.39)
Dividends in excess of net investment income	-	-	(0.02)	-
Return of capital	(0.06)	(0.09)	(0.04)	-

Total Distributions	(0.31)	(0.52)	(0.65)	(0.39)

Net Asset Value, End of Period	$3.17	$3.70	$5.00	$6.27

Total Return:	(6.08)%	(16.59)%	(10.81)%	(1.71)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$52,709	$78,721	$87,204	$51,815
Ratio of expenses to average net assets	2.06%	1.91%	1.84%	1.81%
Ratio of net investment income to
average net assets	7.78%	9.86%	10.33%	9.78%
Portfolio turnover rate	117.82%	53.04%	27.45%	40.60%**

See footnotes on page 27.

25

Financial Highlights

CLASS D

	Year Ended December 31,

	2002	2001ø	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$3.70	$5.00	$6.27	$6.95	$7.55

Income from Investment Operations:

Net investment income	0.26	0.43	0.59	0.64	0.64
Net realized and unrealized gain (loss)
on investments	(0.48)	(1.21)	(1.21)	(0.67)	(0.59)

Total from Investment Operations	(0.22)	(0.78)	(0.62)	(0.03)	0.05

Less Distributions:
Dividends from net investment income	(0.25)	(0.43)	(0.59)	(0.65)	(0.63)
Dividends in excess of net investment income	-	-	(0.02)	-	-
Return of capital	(0.06)	(0.09)	(0.04)	-	-
Distributions from net realized capital gains	-	-	-	-	(0.02)

Total Distributions	(0.31)	(0.52)	(0.65)	(0.65)	(0.65)

Net Asset Value, End of Year	$3.17	$3.70	$5.00	$6.27	$6.95

Total Return:	(6.08)%	(16.59)%	(10.81)%	(0.54)%	0.57%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$135,595	$217,133	$369,286	$656,727	$769,828
Ratio of expenses to average net assets	2.06%	1.91%	1.84%	1.83%	1.85%
Ratio of net investment income
to average net assets	7.78%	9.86%	10.33%	9.55%	8.71%
Portfolio turnover rate	117.82%	53.04%	27.45%	40.60%	35.34%

__________
See footnotes on page 27.

26

Financial Highlights

CLASS I

	Year Ended	11/30/01* to
	12/31/02	12/31/01ø

Per Share Data:

Net Asset Value, Beginning of Period	$3.69	$3.77

Income from Investment Operations:

Net investment income	0.29	0.02
Net realized and unrealized loss on investments	(0.47)	(0.05)

Total from Investment Operations	(0.18)	(0.03)

Less Distributions:

Dividends from net investment income	(0.29)	(0.01)
Return of capital	(0.06)	(0.04)
Total Distributions	(0.35)	(0.05)

Net Asset Value, End of Period	$3.16	$3.69

Total Return:	(5.02)%	(0.91)%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$3,085	$53
Ratio of expenses to average net assets	0.93%	0.78%†
Ratio of net investment income to average net assetsø	8.91%	11.48%†
Portfolio turnover rate	117.82%	53.04%††
Without expense reimbursements:‡
Ratio of expenses to average net assets	0.98%	1.43%†
Ratio of net investment income to average net assets	8.86%	10.83%†
__________
†	Annualized.
††	For the year ended December 31, 2001.
*	Commencement of offering of shares.
**	For the year ended December 31, 1999.
‡	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
ø

As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income per share by $0.01 for Classes A, B, C and D, decrease net realized and unrealized gain (loss) on investments per share by $0.01 for Classes A, B, C and D, and decrease the ratios of net investment income to average net assets from 10.77% to 10.61% for Class A, from 10.02% to 9.86% for Classes B, C, and D, and from 11.53% to 11.48% for Class I. The effect of this change per share for Class I was less than $0.01. The ratios for periods prior to January 1, 2001, have not been restated.

See Notes to Financial Statements.

27

Report of Independent Auditors

The Trustees and Shareholders,
Seligman High-Yield Bond Series of
Seligman High Income Fund Series:

We have audited the accompanying statement of assets and liabilities of Seligman High-Yield Bond Series, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 14, 2003

28

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Independent Trustees

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John R. Galvin (73)[2,4] • Trustee: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany.  Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co.  (defense and commercial electronics) and a Trustee of the Institute for Defense Analysis.  From June 1987 to June 1992, Mr.  Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)[3,4] • Trustee: 1991 to Date • Oversees 61 Portfolios in Fund Complex

President Emeritus, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K.  Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS).  Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (69)[3,4] • Trustee: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education.  Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E. Merow (73)[2,4] • Trustee: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc.  (manufacturers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S.  Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

See footnotes on page 32.

29

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Independent Trustees

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Betsy S. Michel (60)[2,4] • Trustee: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R.  Dodge Foundation (charitable foundation) and World Learning, Inc.  (charitable foundation).  Formerly, Chairman of the Board of Trustees of St.  George's School (Newport, RI).

Leroy C. Richie (61)[2,4] • Trustee: : 2000 to Date • Oversees 60 Portfolios in Fund Complex

Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.(library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc.(oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp.  Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.(applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q. Riordan (75)[3,4] • Trustee: 1991 to Date • Oversees 61 Portfolios in Fund Complex

Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director or Trustee, The Houston Exploration Company (oil exploration) and the Committee for Economic Development.  Formerly, Vice Chairman of Mobil Corporation (petroleum and petrochemicals company); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan Corporation (diversified energy and electric company); Tesoro Petroleum Companies, Inc., Dow Jones & Company, Inc.  (business and financial news company); and Public Broadcasting Service (PBS).

Robert L. Shafer (70)[3,4] • Trustee: 1984 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc.(pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (67)[2,4] • Trustee: 1993 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.(a diversified holding company); Director or Trustee of the investment companies of the Seligman Group of Funds†; Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN (cable television network) and CommScope, Inc.(manufacturer of coaxial cable).

See footnotes on page 32.

30

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (64)*[1] • Trustee and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board  and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc.  (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp.  and Kerr-McGee Corporation (diversified energy company).  Formerly, Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (50)*[1] • Trustee: 1993 to Date • President: 1995 to Date • Chief Executive Officer: Nov. 2002 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J.  & W.  Seligman & Co.  Incorporated; Chief  Executive Officer, President and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc.  and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45)*[1] • Trustee: May 2002 to Date • Oversees 60 Portfolios in Fund Complex

Managing Director and Chief Investment Officer, J.  & W.  Seligman & Co.   Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

Kendall C. Peterson (45) • Vice President and Portfolio Manager: 2001 to Date

Managing Director, J.  & W.  Seligman & Co.  Incorporated since 2001; Vice  President of Seligman High-Income Fund Series and Portfolio Manager of its High-Yield Bond Series; Vice President of Seligman Portfolios, Inc.  and Portfolio Manager of its High-Yield Bond Portfolio.  Formerly, Vice President and Portfolio Manager and Desk Head for High Yield Mutual Funds with Fortis, Inc.  since 1999.  From 1985 through 1999, served in a variety of capacities with The Prudential Insurance Company of America, the last six years of which he was Vice President and Portfolio Manager for High Yield Mutual Funds.

See footnotes on page 32.

31

Trustees and Officers
Information pertaining to the Trustees and Officers of Seligman High-Yield Bond Series is set forth below.

Interested Trustees and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Thomas G. Rose (45) • Vice President: 2000 to Date

Senior Vice President, Finance, J.  & W.  Seligman & Co.  Incorporated,  Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc.  and Seligman International, Inc.  Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (46) • Vice President: 1992 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J.  & W.   Seligman & Co.  Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp.  Formerly, Senior Vice President, Finance, J.  & W.  Seligman & Co.  Incorporated, Seligman Advisors, Inc.  and Seligman Data Corp.; Vice President, Seligman Services, Inc.  and Vice President and Treasurer, Seligman International, Inc.  and Treasurer, Seligman Henderson Co.

Frank J. Nasta (38) • Secretary: 1994 to Date

Managing Director, General Counsel and Corporate Secretary, J.  & W.   Seligman & Co.  Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc.  and Seligman Data Corp.  Formerly, Senior Vice President, Law and Regulation, J.  & W.  Seligman & Co.  Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund trustees and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect

(212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

__________
ø

The address for each of the trustees and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Trustees.

†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris, Mr. Zino, and Mr. Guidone are considered "interested persons" of the Fund, as defined in the Investment Company
Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Trustee Nominating Committee
4 Board Operations Committee

32

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Seligman High-Yield Bond Series

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

Important Telephone Numbers
(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone
Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman High-Yield Bond Series which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.